UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 17, 2017

Rocket Fuel Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 595-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                                        Entry into a Material Definitive Agreement.

On July 17, 2017, Rocket Fuel Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sizmek Inc. (“Parent”) and Fuel Acquisition Co., a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) to purchase any and all of the outstanding shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) at a price of $2.60 per share (the “Offer Price”), payable net to the sellers thereof in cash, without interest, in accordance with the terms of the Merger Agreement, subject to any deduction or withholding or taxes required by applicable laws.

Following the consummation of the Offer, and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”). In connection with the Merger, the separate existence of Merger Sub will cease, and the Company will be the surviving corporation and a wholly owned subsidiary of Parent. The Merger will be governed by and effected under Section 251(h) of the Delaware General Corporation Law (the “DGCL”), without a vote of the stockholders of the Company.

The Company’s Board of Directors (the “Board”) unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to, and in the best interests of, the Company and its stockholders; and (2) recommended that stockholders of the Company accept the Offer and tender their shares of Company Common Stock to Merger Sub pursuant to the Offer.

Pursuant to an equity commitment letter dated July 17, 2017, an investment fund managed by affiliates of Vector Capital has committed to provide Parent, on the terms and subject to the conditions set forth in the equity commitment letter, with an equity contribution of up to $125.5 million for the purpose of funding the acquisition of the Company.

Merger Sub’s obligation to accept for payment and pay for all shares of Company Common Stock validly tendered and not withdrawn pursuant to the Offer is subject to certain conditions, including:

•                  that prior to the expiration of the Offer, there is validly tendered and not withdrawn a number of shares of Company Common Stock that, together with any shares of Company Common Stock then owned by Parent and Merger Sub, represents in the aggregate at least one share more than 50% of the outstanding shares of Company Common Stock as of the expiration of the Offer (excluding shares of Company Common Stock tendered pursuant to guaranteed delivery procedures);

•                  the expiration or termination of any waiting period (and extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other competition laws;

•                  the absence of any law, order or injunction that would restrain, enjoin or otherwise prohibit or make illegal the consummation of the Offer or the Merger;

•                  the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary exceptions;

•                  the Company’s material compliance with its covenants contained in the Merger Agreement;

•                  that a Company Material Adverse Effect (as defined in the Merger Agreement) has not occurred since the date of the Merger Agreement and is not continuing as of the expiration of the Offer; and

•                  other customary conditions.

The Merger Agreement contains representations, warranties and covenants of the parties that are customary for transactions of this type. The Company has also agreed to customary covenants governing the conduct of its business, including an obligation to conduct its business in the ordinary course consistent with past practices.

The Merger Agreement contains a “go-shop” provision that allows the Company to solicit, receive, evaluate, encourage and engage in discussions and negotiations with respect to alternative acquisition proposals for a 30 day period ending on August 16, 2017. The Company undertakes no obligation to publicly update on the status of any acquisition proposals.

From the end of the “go-shop” period until the earlier to occur of the termination of the Merger Agreement and the consummation of the Offer, the Company will be subject to customary restrictions on its ability to solicit acquisition proposals from third parties and to provide information to, and enter into discussions or negotiations with, third parties regarding alternative acquisition proposals. However, these solicitation restrictions are subject to a customary “fiduciary out” provision that allows the Company, under certain circumstances, to provide information relating to the Company and its subsidiaries to, and participate or engage in discussions or negotiations with, third parties that have made or delivered to the Company an acquisition proposal that was not solicited in breach of the solicitation restrictions if the Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that (1) such acquisition proposal either constitutes, or is reasonably likely to lead to, a superior proposal and (2) the failure to so negotiate would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of up to $4.1 million. Specifically, if the Merger Agreement is terminated by (1) Parent, if the Board changes its recommendation with respect to the Offer and the Merger, or (2) the Company, if the Board authorizes the acceptance of a superior proposal, then, in each case, a termination fee of $4.1 million will be payable by the Company to Parent upon termination. However, if, during the go-shop period, the Board authorizes the acceptance of a superior proposal and the Company terminates the Merger Agreement, then the termination fee will be $2.8 million. The termination fee of $4.1 million will also be payable if the Merger Agreement is terminated in certain circumstances and the Company subsequently consummates, or enters into a definitive agreement providing for, a transaction involving the acquisition of at least 50% of its stock or assets within one year of such termination.

The Merger Agreement also provides that the Company, on one hand, or Parent and Merger Sub, on the other hand, may specifically enforce the others’ obligations under the Merger Agreement.

Immediately prior to the Effective Time (as such term is defined in the Merger Agreement) and in accordance with the existing terms of the Company stock plans, (1) each Company option (or portion thereof) that is outstanding and vested as of immediately prior to the Effective Time (including any Company option that vests as of or immediately prior to the Effective Time pursuant to a Management Retention Agreement (“MRA”), as the result of the holder’s qualifying termination of employment prior to the Effective Time) (each, a “Vested Company Option”) will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, automatically be cancelled and converted into the right to receive an amount in cash, without interest, equal to (A) the amount of the Offer Price (less the exercise price per share attributable to such Vested Company Option), multiplied by (B) the total number of shares of Company Common Stock issuable upon exercise in full of such Vested Company Option (the “Vested Option Consideration”), which Vested Option Consideration will be paid, less applicable withholding for all required taxes; (2) each outstanding Company option (or portion thereof) that is not a Vested Company Option or a time-based equity award eligible for acceleration of vesting under an MRA (an “MRA Award”) will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, vest with respect to an additional 25% of the total number of shares of Company Common Stock originally subject to such Company option (except that in no event will the vesting of a Company option accelerate as to more than 100% of such Company option) (the “Accelerated Company Option”) and automatically be cancelled and converted into the right to receive the Vested Option Consideration, and any remaining unvested portion of such Company option will be cancelled for no consideration without any action on the part of Parent, Merger Sub, the Company or the holder thereof; and (3) each outstanding Company option (or portion thereof) that is an MRA Award and that is not a Vested Company Option (each, an “Unvested MRA Option”) will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, automatically be assumed and converted into the right to receive an amount in cash, without interest, equal to (A) the amount of the Offer Price (less the exercise price per share attributable to such Unvested MRA Option), multiplied by (B) the total number of shares of Company Common Stock issuable upon exercise in full of such Unvested MRA Option (the “Unvested MRA Option Consideration”), with payment of such Unvested MRA Option Consideration to be made less applicable withholding for all required taxes. Each payment of Unvested MRA Option Consideration will continue to be governed by the same terms and conditions, including the vesting schedule applicable to such Unvested MRA Option as of immediately prior to the Effective Time and any applicable vesting acceleration provisions under the applicable holder’s MRA, except as modified by the following sentence. On the date that is one year and one day following the Effective Time (such date, the “MRA Award Termination Date”), any Unvested MRA Option Consideration that remains unvested as of the MRA Award Termination Date (and has not previously been forfeited) will immediately be forfeited for no consideration, except that if as of immediately prior to the MRA Award Termination Date, the MRA Award holder remains in service to the surviving corporation or its affiliates but has not received the amount of Unvested MRA Consideration that such MRA Award holder would have received had the vesting of the Company option pursuant to which the related Unvested MRA Option was granted accelerated as of immediately prior to the Effective Time as to 25% of the total number of shares of Company Common Stock originally subject to such Company option (or, if less, the total number of shares of Company Common Stock that remained unvested as of the Effective Time), the portion of the Unvested MRA Option Consideration necessary to reach such amount shall vest and become payable immediately prior to the MRA Award Termination Date.  Notwithstanding anything to the contrary in the foregoing, any Company option with an exercise price per share greater than or equal to the Offer Price will be cancelled for no consideration immediately prior to the Effective Time, without any action on the part of Parent, Merger Sub, the Company or the holder thereof.

Immediately prior to the Effective Time and in accordance with the existing terms of the Company stock plans, (1) each Company restricted stock award (or portion thereof) that is outstanding and is not an MRA Award will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, vest with respect to an additional 25% of the total number of shares of Company Common Stock originally subject to such Company restricted stock award (except that in no event will the vesting of a Company restricted stock award accelerate as to more than 100% of such Company restricted stock award) (the “Accelerated Restricted Stock Award”) and automatically be cancelled and converted into the right to receive an amount in cash, without interest, equal to (A) the Offer Price, multiplied by (B) the number of shares of Company Common Stock subject to such Accelerated Restricted Stock Award immediately prior to the Effective Time (the “Vested Restricted Stock Consideration”), which Vested Restricted Stock Consideration will be paid less applicable withholding for all required taxes; (2) each outstanding Company restricted stock award (or portion thereof) that is not an Accelerated Restricted Stock Award or an MRA Award will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled for no consideration; and (3) each outstanding Company restricted stock award (or portion thereof) that is an MRA Award (each, an “MRA Restricted Stock Award”) will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, automatically be assumed and converted into the right to receive an amount in cash, without interest, equal to (A) the Offer Price, multiplied by (B) the number of shares of Company Common Stock subject to such MRA Restricted Stock Award immediately prior to the Effective Time (the “MRA Restricted Stock Consideration”), with payment of such MRA Restricted Stock Consideration to be made less applicable withholding for all required taxes. Each payment of MRA

Restricted Stock Consideration will continue to be governed by the same terms and conditions, including the vesting schedule applicable to such MRA Restricted Stock Award as of immediately prior to the Effective Time and any applicable vesting acceleration provisions under the applicable holder’s MRA, except as modified by the following sentence. On the MRA Award Termination Date, any MRA Restricted Stock Consideration that remains unvested as of the MRA Award Termination Date (and has not previously been forfeited) will immediately be forfeited for no consideration, except that if as of immediately prior to the MRA Award Termination Date, the MRA Award holder remains in service to the surviving corporation or its affiliates but has not received the amount of MRA Restricted Stock Consideration that such MRA Award holder would have received had the vesting of the Company restricted stock award pursuant to which the related MRA Restricted Stock Award was granted accelerated as of immediately prior to the Effective Time as to 25% of the total number of shares of Company Common Stock originally subject to such Company restricted stock award (or, if less, the total number of shares of Company Common Stock that remained unvested as of the Effective Time), the portion of the MRA Restricted Stock Consideration necessary to reach such amount shall vest and become payable immediately prior to the MRA Award Termination Date.

Immediately prior to the Effective Time and in accordance with the existing terms of the Company stock plans, (1) each Company RSU (or portion thereof) that is outstanding and vested as of immediately prior to the Effective Time (including any Company RSU that vests as of or immediately prior to the Effective Time (x) pursuant to an MRA, as the result of the holder’s qualifying termination of employment prior to the Effective Time, or (y) with respect to any Company RSU that was subject to performance-based vesting conditions as of the date of grant but is now subject to time-based vesting conditions only, pursuant to the applicable Company RSU agreement) (each, a “Vested RSU”) will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, automatically be cancelled and converted into the right to receive an amount in cash, without interest, equal to (A) the Offer Price, multiplied by (B) the number of shares of Company Common Stock subject to such Vested RSU immediately prior to the Effective Time (the “Vested RSU Consideration”), which Vested RSU Consideration will be paid less applicable withholding for all required taxes, and to the extent a Company RSU remains subject to performance conditions, the number of shares of Company Common Stock subject to such Vested RSU will be determined based on actual performance in accordance with the existing terms of the applicable Company RSU agreement, and any Company RSUs for which the performance conditions are not satisfied as of immediately prior to the Effective Time (after taking into account any acceleration that would occur immediately prior to or upon the Effective Time) will be cancelled for no consideration, without any action on the part of Parent, Merger Sub, the Company or the holder thereof; (2) each outstanding Company RSU (or portion thereof) that is not a Vested RSU or an MRA Award will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, vest with respect to an additional 25% of the total number of shares of Company Common Stock originally subject to such Company RSU (except that in no event will the vesting of a Company RSU accelerate as to more than 100% of such Company RSU) (the “Accelerated RSU”) and automatically be cancelled and converted into the right to receive the Vested RSU Consideration, and any remaining unvested portion of such RSU will be cancelled for no consideration, without any action on the part of Parent, Merger Sub, the Company or the holder thereof; and (3) each outstanding Company RSU (or portion thereof) that is an MRA Award and that is not a Vested RSU (each, an “MRA Unvested RSU”) will, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, automatically be assumed and converted into the right to receive an amount in cash, without interest, equal to (A) the Offer Price, multiplied by (B) the number of shares of Company Common Stock subject to such MRA Unvested RSU immediately prior to the Effective Time (the “MRA Unvested RSU Consideration”), with payment of such MRA Unvested RSU Consideration to be made less applicable withholding for all required taxes. Each payment of MRA Unvested RSU Consideration will continue to be governed by the same terms and conditions, including the vesting schedule applicable to such MRA Unvested RSU as of immediately prior to the Effective Time and any applicable vesting acceleration provisions under the applicable holder’s MRA), except as modified by the following sentence. On the MRA Award Termination Date, any MRA Unvested RSU Consideration that remains unvested as of the MRA Award Termination Date (and has not previously been forfeited) will immediately be forfeited for no consideration, except that if as of immediately prior to the MRA Award Termination Date, the MRA Award holder remains in service to the surviving corporation or its affiliates but has not received the amount of MRA Unvested RSU Consideration that such MRA Award holder would have received had the vesting of the Company RSU award pursuant to which the related MRA Unvested RSU was granted accelerated as of immediately prior to the Effective Time as to 25% of the total number of shares of Company Common Stock subject to such Company RSU award (or, if less, the total number of shares of Company Common Stock that remained unvested as of the Effective Time), the portion of the MRA Unvested RSU Consideration necessary to reach such amount shall vest and become payable immediately prior to the MRA Award Termination Date.

In connection with the execution of the Merger Agreement, two stockholders of the Company, MDV IX, L.P. and Martha M. Conway & Richard A Frankel TR UA 03/13/09 Conway Frankel Family Trust, have entered into a Tender and Support Agreement (the “Tender Agreement”) with Parent and Merger Sub pursuant to which such stockholders agreed, among other things, to tender all shares of Company Common Stock held by them into the Offer. The shares of Common Stock subject to the Tender Agreement comprise approximately 24% of the outstanding shares of Company Common Stock. The Tender Agreement will terminate upon certain circumstances, including upon termination of the

Merger Agreement or the withdrawal of the Board’s recommendation that stockholders of the Company accept the Offer and tender their shares of Company Common Stock to Merger Sub pursuant to the Offer. The form of Tender Agreement is attached as Exhibit A to the Merger Agreement.

The foregoing description of the Offer, the Merger, the Merger Agreement and the Tender Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the Tender Agreement included as Exhibit A thereof. A copy of the Merger Agreement (including the Tender Agreement attached as Exhibit A thereto) is filed as Exhibit 2.1 and is incorporated into this report by reference.

The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and

•                  should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                  may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•                  may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•                  were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

Item 2.02.                                        Results of Operations and Financial Condition.

On July 18, 2017, in connection with the announcement of the entry into the Merger Agreement, the Company issued a press release announcing preliminary results of operations and financial condition for the three months ended June 30, 2017.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated under this Item 2.02 by reference.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 8.01.                                        Other Events.

On July 18, 2017, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 17, 2017, by and among Rocket Fuel Inc., Sizmek Inc. and Fuel Acquisition Co.*

99.1	Press Release issued by Rocket Fuel Inc., dated July 18, 2017.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rocket Fuel Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By:	/s/ E. Randolph Wootton III
E. Randolph Wootton III
Chief Executive Officer

Date:  July 18, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 17, 2017, by and among Rocket Fuel Inc., Sizmek Inc. and Fuel Acquisition Co.*
99.1	Press Release issued by Rocket Fuel Inc., dated July 18, 2017.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Rocket Fuel Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.